                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     National Environmental Services. Co.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                       NATIONAL ENVIRONMENTAL SERVICE CO.
                  12331 E. 60TH STREET, TULSA, OKLAHOMA 74146
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 12, 1997


MEETING NOTICE

The Annual Meeting of the Shareholders of National Environmental Service Co., an Oklahoma Corporation, will be held at 12331 E. 60th St., Tulsa, Oklahoma, on June 12, 1997, at 1:00 p.m. for the purpose of considering and acting upon the following:

     (1)  The election of five directors for a one year term.

     (2) The ratification of the selection of Tullius Taylor Sartain & Sartain as independent auditors to audit the financial statements to be included in the Annual Report to Shareholders for 1997.

     (3) The transaction of any other matters that properly come before the meeting or any adjournment thereof.

Shareholders entitled to vote are invited to attend the Annual Meeting.

The Board of Directors has fixed the close of business on April 18, 1997, as the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting.

The Company's Proxy Statement and Annual Report are included with this notice.


Dated: May 1, 1997


                                    /s/ LARRY G. JOHNSON

                                    Larry G. Johnson
                                    Vice President &
                                    Secretary-Treasurer


REGARDLESS OF WHETHER YOU NOW EXPECT TO BE PRESENT PERSONALLY AT THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PRE-PAID ENVELOPE.

                      NATIONAL ENVIRONMENTAL SERVICE  CO.
                   12331 E. 60TH STREET, TULSA OKLAHOMA 74146

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 12, 1997


                                PROXY STATEMENT



The Board of Directors solicits your proxy for use at the Annual Meeting of National Environmental Service Co. (the "Company") to be held at 1:00 PM on
June 12, 1997 at the corporate office located at 12331 East 60th Street, Tulsa, Oklahoma. Proxy statements and proxies were mailed to shareholders on or about May 5, 1997. A shareholder who signs and returns a proxy may revoke it or give special voting specifications at any time before the proxy is exercised by writing the Secretary of the Company at its offices at 12331 E. 60th St., Tulsa, Oklahoma, 74146, by exercising a later-dated proxy or by attending the 1997 Annual Meeting in person and giving written notice to the Secretary of the Company. The proxy will be voted in accordance with such specifications.

Stockholders of record at the close of business on April 18, 1997 will be entitled to vote at the Annual Meeting. The Company had 5,781,927 outstanding shares of common stock as of the close of business on April 18, 1997. The Company has no other voting securities outstanding. Shareholders are entitled to one vote per share on each matter. If the accompanying form of proxy is signed and returned, the shares will be voted for each of the nominees named herein and for the selection of Tullius Taylor Sartain & Sartain as independent auditors.

A shareholder may, with respect to the selection of directors (i) vote for the election of all nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected.

A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will not be considered shares present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for purposes of determining the presence of a quorum. Approval of each matter specified in the notice of the meeting requires the affirmative vote of a majority, or in the case of the election of directors a plurality, of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on such matter. Accordingly, non-voted shares with respect to such matters will not affect the determination of whether such matters are approved or the outcome of the election of directors.

Abstentions from voting, which maybe specified on any proposal other than the election of directors, will be included for purposes of determining whether the requisite number of affirmative votes are received on any matters submitted to the shareholders for a vote. Accordingly, an abstention will have the same effect as a vote against any such matters.

SHAREHOLDER PROPOSALS

The Company knows of no shareholder proposals to be considered at the Annual Meeting. Shareholder proposals will be eligible for consideration for inclusion in the Proxy Statement for the 1998 Annual Meeting if they are received by the Secretary of the Company no later than January 5, 1998 at the address set forth above.

ELECTION OF DIRECTORS

Proxy holders named on the proxy card will vote FOR the election of the nominees listed below, unless otherwise instructed on the proxy cards that have been signed and returned. If you do not wish your shares to be voted for particular nominees, please identify the exceptions on the proxy card. If any of these nominees should be unable to serve, the proxies will be voted by the proxy holders for the election of such other person as they shall determine, in accordance with their judgment. Directors are elected for one-year terms.

Name                   Age                     Position
----                   ---                     --------

Eddy L. Patterson       55  Director, President and Chief Executive Officer

Albert A. McCutchan     56  Director and Executive Vice President

E. R. Foraker           58  Director

Jerry Danielson         55  Director

W. F. Simpson           52  Director


The business background of the Directors follows:

     Eddy L. Patterson has served as President, Chief Executive Officer and a Director of the Company since May 1989. Mr. Patterson also serves as Chairman and a director of Lab One Analytical, Inc. ("Lab One") and as President and a director of Fuel Recovery Systems, Inc.("FRS"), a wholly owned subsidiary of the Company. Mr. Patterson was formerly the owner of an oil and gas production company and a small manufacturing company.

     Albert A. McCutchan has served as Executive Vice President and a Director of the Company since May 1989. Mr. McCutchan also serves as a director of Lab One, and as Vice President, Secretary and a director of FRS. Mr. McCutchan has been employed in the underground tank service business for more than ten years.

     Mr. E. R. Foraker has served as a Director of the Company since April 1994. Since 1970, Mr. Foraker has served as President and Chairman of the Board of Directors of WestAmerica Corporation ("WAC") and its predecessor corporations. Mr. Foraker has also served as Executive Vice President and a director of both WestAmerica Investment Company, doing business as WestAmerica Investment Group, and its parent company, WestAmerica Investment Group, Inc. WestAmerica Corporation engages in natural gas exploration, development and production and oil field service contracting out of its Dewey, Oklahoma office and conducts a stock brokerage, investment advisory and corporate finance business through WestAmerica Investment Group, Inc., its NASD registered subsidiary, which is located in Scottsdale, Arizona.

     Mr. Jerry Danielson has served as a Director of the Company since April 1994. Since November 1975, Mr. Danielson has served as Chief Executive Officer and Chairman of the Board of Directors of Danielson Oil Company, an independent fuel wholesale and retail company located in Ada, Oklahoma. Since January 1990, Mr. Danielson has also served as Chief Executive Officer and Chairman of the Board of Directors of Danco Trucking, Ltd., a petroleum products carrier located in Ada, Oklahoma.

     Mr. W. F. Simpson has served as a director of the Company since January, 1997. He has been President of J P Emco since 1985. J P Emco is a manufacturer of plastic automotive parts and is located in Ada, Oklahoma. Prior to 1985, Mr. Simpson served as plant manager of the facility under the ownership of General Tire. Previous employment included work for Goodyear Tire and Rubber and Merrill Lynch in Akron, Ohio.

BOARD COMPENSATION AND COMMITTEES

The Company pays each member of its Board of Directors $500 for each quarterly Board meeting which he attends. Directors are not currently reimbursed for their expenses incurred in attending such meetings. During 1996, all Board members attended the three Board meetings except that Mr. Griffith attended two board meetings. Mr. Griffith resigned from the Board on June 18, 1996. On January 23, 1997, Mr. W. F. Simpson was appointed to the Board to complete the remainder of Mr. Griffith's term. Each director a received a total of $1,500 except that Mr. Griffith received $1,000. Mr. Simpson was not a director in 1996 and
received no Board fees.   Each director also participated in one Unanimous
Consent to Action in Lieu of Board Meeting.   E. R. Foraker, Jerry Danielson,
and W. F. Simpson all serve on both the Audit and Compensation Committees formed in 1996. The primary functions of the Audit Committee are to monitor the Company's internal accounting controls, review quarterly and annual financial information and review the services and fees of the independent auditors. The Audit Committee met one time during the fiscal year ended December 31, 1996.
The primary functions of the Compensation Committee are to review and approve management's recommendations concerning compensation of executive officers and certain other employees and to administer the Company's 1994 Employee Stock Plan. The Compensation Committee has the authority, in its discretion, to select the eligible officers and employees to whom options shall be granted and the number of shares of the Company's Common Stock to be subject to such options. The Compensation Committee met one time during the fiscal year ended December 31, 1996. The Company has no standing nominating committee.

EXECUTIVE OFFICERS

Executive Officers that are not Directors of the Company and their business backgrounds are as follows:

MR. LARRY G. JOHNSON, VICE PRESIDENT, SECRETARY-TREASURER AND CHIEF FINANCIAL
 OFFICER, age 51, has served in these capacities since January 1, 1995. Mr. Johnson also has served as the President of Lab One since March 1993. Mr. Johnson has been employed by the Company since 1993. From April 1992 to January 1993, Mr. Johnson served as a consultant to the Company. From 1971 to 1991, Mr. Johnson was employed by Broken Arrow Federal Savings and Loan and served as President and Chief Executive Officer for 16 of those years. Mr. Johnson holds an M.B.A. degree from the University of Tulsa.

MR. JAMES HOWELL, VICE PRESIDENT-MARKETING, age 43, received a B.S. degree from
 Oklahoma State University in Agricultural Engineering. Mr. Howell has held marketing and management positions with several national companies including Network Security and Mosler, Inc. Mr. Howell joined the Company in 1989 as Director of Marketing. Mr. Howell has been the Vice President-Marketing since January 1, 1995.

MR. CHUCK NANCE, VICE PRESIDENT-OPERATIONS, age 50, has over 20 years of experience in service station construction and underground storage tank installation. Mr. Nance joined the Company in 1991 as a project manager and is licensed in several states to perform all aspects of underground storage services. Mr. Nance was named Vice President-Operations on January 1, 1995. Prior to joining the Company, Mr. Nance was a construction manager for over nine years with Petroleum Marketers Equipment Company, Inc.

MR. ROBERT WATSON, CONTROLLER, age 50 , received his degree, with honors, from the University of Arkansas in 1969. With over 20 years experience as a CPA, including seven years with the international firm of Arthur Young & Co. (now Ernst & Young LLP), he joined NESCO in 1996. Mr. Watson was the Controller and Corporate Secretary-Treasurer for Lake Country Beverage, Inc. from October 1986 to November 1995 and was a business consultant from November 1996 to May 1996. Mr. Watson oversees all day to day corporate accounting functions.

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the annual and long-term compensation for the two principal executive officers of the Company. Because no other executive officer of the Company received cash compensation exceeding $100,000 during the year ended December 31, 1996, no disclosure pertaining to other executives is required or provided.


                          SUMMARY COMPENSATION TABLE




                                            Annual Compensation
                             ----------------------------------------------
Name and                                                       Other Annual    All Other
Principal Position           Year    Salary($)   Bonus         Compensation   Compensation
------------------           ----    ---------   -----         ------------   ------------

Eddy L. Patterson,           1996     61,958      7,100             -            (1)
President & Chief            1995    107,237     10,000             -            (1)
Executive Officer

Albert A. McCutchan          1996     50,981      6,400             -            (1)
Executive Vice President     1995     96,921      9,000             -            (1)

(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the executive's annual salary and bonus for any of the executive officers.



                             PRINCIPAL SHAREHOLDERS

The following table sets forth certain information as of April 18, 1997, regarding the ownership of the Company's common stock by (a) all persons known by the Company to be beneficial owners of more than 5% of such stock, (b) each director and nominee for director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group. There is no other class of securities of the Company entitled to vote at the Annual Meeting.

NAME and ADDRESS of          AMOUNT and NATURE
OF BENEFICIAL OWNER       OF BENEFICIAL OWNERSHIP    PERCENT OF CLASS
-------------------       -----------------------    ----------------

Eddy L. Patterson           1,927,191 shares               33.3%
12331 E. 60th St.
Tulsa, Oklahoma 74146

Albert A. McCutchan         2,142,735 shares(1)            37.1%
12331 E. 60th St.
Tulsa, Oklahoma 74146

E.R. Foraker                  259,354 shares(2)             4.5%
4141 North Scottsdale Road
Suite 100
Scottsdale, Arizona 85251

Jerry Danielson                11,276 shares                 .2%
P. O. Box 1962
Ada, Oklahoma 74820

W. F. Simpson                13,806 shares                   .2%
201 West Kings Road
Ada, Oklahoma 74820

All directors and         4,428,044 shares                 76.3%
executive officers
as a group of nine
persons


(1) Mr. McCutchan's beneficial shares of 2,142,735 shares include 207,818 shares owned by Beverly Ann McCutchan, his wife. Mr. McCutchan disclaims beneficial ownership of such shares.
(2) Mr. Foraker's beneficial shares of 259,354 shares include 6,806 shares owned by Sandra D. Foraker, his wife and 5,090 shares owned by his children. Mr. Foraker disclaims beneficial ownership of such shares.

Except as otherwise indicated, all of the persons named above have sole voting and investment power with respect to the shares beneficially owned by them.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and shareholders who own more than 10% of the Company's outstanding common stock to report to the Securities and Exchange Commission their initial ownership of the Common Stock and any subsequent changes in that ownership and to furnish the Company with a copy of each report. The regulations of the Securities and Exchange Commission impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to fiscal year 1996.

To the Company's knowledge, based solely on review of the copies of the reports furnished to the Company and written representations that no other reports were required during and with respect to fiscal 1996, all Section 16(a) filing requirements applicable to its officers, directors and holders of more than 10% of its outstanding shares of Common Stock were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company paid Lab One Analytical, Inc. ("Lab One") $412,000 in 1996 and $273,000 in 1995, for analytical laboratory testing services rendered. In 1996 and 1995, the Company purchased certain insurance coverage and office supplies on behalf of Lab One for $5,000 and 4,000, respectively. Mr. Patterson and Mr. McCutchan, the Company's two principal shareholders, each own 50% of the capital stock and are directors and executive officers of Lab One. Mr. Johnson, an executive officer of the Company, is also the President of Lab One.

During 1996, the Company borrowed funds from McCutchan Patterson Partnership, a partnership wholly-owned by Messrs Patterson and McCutchan. On June 28, 1996, the partnership loaned $200,085 to the Company at 9.5% per annum. The balance owing on that loan on December 31, 1996 was $89,874.90. On November 15, 1996, the partnership loaned $200,000.00 to the Company at 11.0% per annum. The balance owing at December 31, 1996 was $200,000. During 1996, the Company paid the partnership interest on these loans totaling $6883.

The Company leases its Tulsa office and warehouse space from McCutchan-Patterson Partnership, a partnership wholly-owned by Messrs. Patterson and McCutchan. The lease runs from July 1, 1995 through December 31, 1997 and calls for monthly lease payments by the Company of $5,500.

The Company has performed various environmental services related to underground storage tanks for Jack Griffith Petroleum Products, Inc. for which it received $63,000 in 1996 and $129,000 in 1995. Jack Griffith Petroleum Products, Inc. is principally owned by Jack A. Griffith. Mr. Griffith was a director of the Company until his resignation on June 19, 1996.

The Company has performed various environmental services for J P Emco for which it received $85,000 in 1996 and $15,000 in 1995. Mr. W. F. Simpson was the
President of J P Emco at that time.   Mr. Simpson was appointed as a director on
January 23, 1997 by the Board of Directors to complete the term of Jack
Griffith.

The Company performed various environmental services related to underground storage tanks for Danielson Oil for which it received $87,000 in 1996 and $91,000 in 1995. Danielson Oil is principally owned by Jerry Danielson, a Director of the Company.

INDEPENDENT AUDITORS

Tullius Taylor Sartain & Sartain served as the Company's independent auditors during 1996 and have been chosen for that capacity for 1997. Representatives of Tullius Taylor Sartain and Sartain will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

OTHER MATTERS

The Company will bear the cost of the proxy solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply solicitation materials by mail to the beneficial owners of the Company's common stock of whom they have knowledge, and will reimburse them for their expenses in so doing; and certain directors, officers and employees of the Company, not employed for the purpose, may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or telegraph.

MATTERS WHICH MAY COME BEFORE THE MEETING

The Board of Directors does not intend to bring any other matters before the meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with the recommendation of the Board of Directors.

     REMINDER: PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                       NATIONAL ENVIRONMENTAL SERVICE CO.
                  12331 E. 60TH STREET, TULSA, OKLAHOMA 74146
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Eddy L. Patterson and Albert A. McCutchan, and each of them, with power of substitution, as proxies, to vote all shares of National Environmental Service Co. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Shareholders on June 12, 1997, at the company's offices at 12331 E. 60th Street, Tulsa, Oklahoma at 1:00 p.m. , or any adjournment thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in their discretion, on matters which come before the meeting.

1. To elect the following nominees as directors for a one year term: Eddy L. Patterson, Albert A. McCutchan, E. R. Foraker, Jerry Danielson, W. F. Simpson.

FOR all nominees       WITHHOLD AUTHORITY to vote   (INSTRUCTION: To withhold
(except as marked      For all  nominees            authority to vote for any
to the contrary at                                  individual nominee, write
right)                                              that nominee's name on the
                                                    space below.)


                                                    ----------------------------

2. To ratify the selection of Tullius Taylor Sartain & Sartain as independent auditors for the Company for 1997.

               FOR           AGAINST                     ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment thereof.
          (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)



     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SHAREHOLDER SPECIFICATIONS. UNLESS DIRECTED TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2. Receipt of accompanying Notice of the meeting and Proxy Statement is hereby acknowledged.

                                    Date:_________________________________, 1997

                                    ___________________________________________
                                                     (Signature)
                                    ___________________________________________

                                    ___________________________________________
                                              (Please Print Your Name)
                                    (Please sign name as fully and exactly as it
                                    appears opposite.  When Signing in a
                                    fiduciary or representative capacity,
                                    please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.)

 PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY AT THE ADDRESS STATED ABOVE.